SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C.  20549


                      FORM 8-K


                   CURRENT REPORT


         Pursuant to Section 13 or 15(d) of
         The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 22, 1997


            Credit Acceptance Corporation
(Exact name of registrant as specified in its charter)


                      Michigan
   (State or other jurisdiction of incorporation)


             000-20202                               38-1999511
      (Commission File Number)           (IRS Employer Indentification No.)

25505 West Twelve Mile Road, Suite 3000, Southfield, Michigan 48034-8339
 (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (248) 353-2700

                   Not Applicable
(Former name or former address, if changed since last report)



































ITEM 5.  OTHER EVENTS.

     On October 22, 1997, Credit Acceptance Corporation issued a press release announcing, among other things, earnings information for the quarter ended September 30, 1997 and information regarding certain non-cash charges recorded for that quarter. The press release (excluding the summary financial information attached thereto) is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99:Press Release, dated October 22, 1997 (excluding the summary financial information attached thereto).


                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 22, 1997                            CREDIT ACCEPTANCE CORPORATION


                                            /s/ Richard E. Beckman
                                            --------------------------------
                                            By: Richard E. Beckman
                                                President and Chief
                                                Operating Officer